Exhibit 4.2.15.1

______________________________________________________________________________

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.
AND
THE CHASE MANHATTAN BANK
(NATIONAL ASSOCIATION), TRUSTEE

___________

INDENTURE

DATED AS OF DECEMBER 1, 1990
___________

PROVIDING FOR THE ISSUANCE OF
DEBT SECURITIES

______________________________________________________________________________

Exhibit 4.2.15.1

CROSS REFERENCE SHEET*
Between
Provisions of Trust Indenture Act of 1939,
As Amended
and
Indenture dated as of December 1, 1990 between
Consolidated Edison Company of New York, Inc.
and The Chase Manhattan Bank
(National Association), Trustee

Section of Act	Section of Indenture
310 (a) (1) and (2)	4.04 and 7.08
310 (a) (3) and (4)	Not Applicable
310 (b)	7.07 and 7.09 (b)
310 (c)	Not Applicable
311 (a) and (b)	7.12
311 (c)	Not Applicable
312 (a)	5.01 and 5.02(a)
312 (b) and (c)	5.02 (b) and (c)
313 (a) (1), (2), (3), (4), (6) and (7)	5.04 (a)
313 (a) (5)	Not Applicable
313 (b) (1)	Not Applicable
313 (b) (2)	5.04 (b)
313 (c)	5.04 (c)
313 (d)	5.04 (d)
314 (a)	5.03
314 (b)	Not Applicable
314 (c) (1) and (2)	14.06
314 (c) (3)	Not Applicable
314 (d)	Not Applicable
314 (e)	14.06
314 (f)	Not Applicable
315 (a), (c) and (d)	7.01
315 (b)	6.07
315 (e)	6.08
316 (a) (1)	6.06
316 (a) (2)	Omitted
316 (a) last paragraph	8.04
316 (b)	6.04
317 (a)	6.02
317 (b)	4.05 and 7.05
318 (a)	14.07
_______________________________________
*This Cross Reference Sheet is not part of the Indenture.

Exhibit 4.2.15.1

TABLE OF CONTENTS*
Page
PARTIES...................................................................................................................................................................................	1
RECITALS...............................................................................................................................................................................	1
Article One. Definitions.....................................................................................................................................................	2
Section 1.01 Certain Terms Defined.....................................................................................................................................	2
Board of Trustees..................................................................................................................................................................	2
Board Resolution..................................................................................................................................................................	2
Company...............................................................................................................................................................................	2
Company Order.....................................................................................................................................................................	2
Corporation...........................................................................................................................................................................	3
Depositary.............................................................................................................................................................................	3
Event of Default....................................................................................................................................................................	3
Global Security.....................................................................................................................................................................	3
Indenture...............................................................................................................................................................................	3
Interest...................................................................................................................................................................................	3
Interest Payment Date...........................................................................................................................................................	4
Officers’ Certificate...............................................................................................................................................................	4
Opinion of Counsel...............................................................................................................................................................	4
Original Issue Discount Security..........................................................................................................................................	4
Outstanding...........................................................................................................................................................................	4
Person...................................................................................................................................................................................	5
Principal Office of the Company..........................................................................................................................................	5
Record Date..........................................................................................................................................................................	5
Registered Holder.................................................................................................................................................................	6
Responsible Officer...............................................................................................................................................................	6
Securityholder.......................................................................................................................................................................	6
Security Register...................................................................................................................................................................	6
Successor...............................................................................................................................................................................	6
Trustee...................................................................................................................................................................................	6
Trust Indenture Act of 1939..................................................................................................................................................	6
Vice President.......................................................................................................................................................................	6

*The Table of Contents is not part of the Indenture.

i

Exhibit 4.2.15.1

Article Two.	Issue, Description, Execution, Exchange and Registration of Transfer of Securities.....................	7
Section 2.01	Authentication, Delivery and Dating.......................................................................................................	7
Section 2.02	Forms Generally.......................................................................................................................................	9
Section 2.03	Amount; Terms of Series..........................................................................................................................	10
Section 2.04	Execution..................................................................................................................................................	12
Section 2.05	Exchange, Registration and Registration of Transfer...............................................................................	13
Section 2.06	Temporary Securities................................................................................................................................	16
Section 2.07	Mutilated, Destroyed, Lost and Stolen Securities....................................................................................	16
Section 2.08	Cancellation of Surrendered Securities; Destruction Thereof..................................................................	17
Article Three.	Redemption of Securities and Sinking Funds......................................................................................	18
Section 3.01	Applicability of Right of Redemption......................................................................................................	18
Section 3.02	Election to Redeem; Notice of Redemption; Partial Redemption............................................................	18
Section 3.03	Payment of Securities Called for Redemption.........................................................................................	19
Section 3.04	Applicability of Sinking Fund..................................................................................................................	20
Section 3.05	Satisfaction of Mandatory Sinking Fund Payments with Securities........................................................	21
Section 3.06	Redemption of Securities for Sinking Funds..........................................................................................	21
Article Four.	Particular Covenants of the Company.................................................................................................	22
Section 4.01	Payment of Principal, Premium, if any, and Interest................................................................................	22
Section 4.02	Office or Agency for Certain Purposes....................................................................................................	23
Section 4.03	Maintenance of Corporate Existence.......................................................................................................	23
Section 4.04	Appointments to Fill Vacancies in Trustee’s Office.................................................................................	23
Section 4.05	Provisions as to Paying Agent..................................................................................................................	23
Section 4.06	Annual Officers’ Certificate to Trustee....................................................................................................	25
Section 4.07	Reports to be Furnished Securityholders.................................................................................................	25
Section 4.08	Further Assurances...................................................................................................................................	25
Article Five.	Securityholders’ Lists, Communications to Securityholders, and Reports by the Company and the Trustee...............................................................................................................................................	25
Section 5.01	Company to Furnish Trustee Information as to Names and Addresses of Securityholders.....................	25
Section 5.02	Preservation of Information; Communications to Securityholders..........................................................	26
Section 5.03	Reports by Company................................................................................................................................	27
Section 5.04	Reports by Trustee...................................................................................................................................	28
Article Six.	Remedies of the Trustee and Securityholders on Event of Default...................................................	30
Section 6.01	Events of Default Defined; Acceleration of Maturity; Waiver of Default...............................................	30
Section 6.02	Collection of Indebtedness by Trustee; Trustee May Prove Debt............................................................	33
Section 6.03	Application of Proceeds...........................................................................................................................	35
Section 6.04	Limitations on Suits by Securityholders. ................................................................................................	35
Section 6.05	Powers and Remedies Cumulative; Delay or Omission Not Waiver.......................................................	36
Section 6.06	Control by Securityholders; Waiver of Default........................................................................................	37
Section 6.07	Trustee to Give Notice of Defaults Known to It, but May Withhold in Certain Circumstances..............	37
Section 6.08	Right of Court to Require Filing of Undertaking to Pay Costs................................................................	38
Article Seven.	Concerning the Trustee.............................................................................................................................	39
Section 7.01	Duties and Responsibilities of Trustee.....................................................................................................	39
Section 7.02	Certain Rights of Trustee.........................................................................................................................	40
Section 7.03	Trustee Not Responsible for Recitals, etc................................................................................................	41
Section 7.04	Trustee and Others May Hold Securities..................................................................................................	42
Section 7.05	Moneys Held by Trustee or Paying Agent...............................................................................................	42
Section 7.06	Compensation of Trustee and Its Lien......................................................................................................	42

Exhibit 4.2.15.1

Section 7.07	Qualification of Trustee; Conflicting Interests.........................................................................................	43
Section 7.08	Persons Eligible for Appointment as Trustee...........................................................................................	50
Section 7.09	Resignation and Removal of Trustee; Appointment of Successor...........................................................	51
Section 7.10	Acceptance of Appointment by Successor Trustee..................................................................................	52
Section 7.11	Merger, Conversion or Consolidation of Trustee.....................................................................................	54
Section 7.12	Preferential Collection of Claims Against Company...............................................................................	54
Article Eight.	Concerning the Securityholders............................................................................................................	59
Section 8.01	Evidence of Action Taken by Securityholders.........................................................................................	59
Section 8.02	Proof of Execution of Instruments and of Holding of Securities.............................................................	59
Section 8.03	Registered Holders of Securities May Be Treated As Owners.................................................................	60
Section 8.04	Securities Owned by Company Deemed Not Outstanding......................................................................	60
Section 8.05	Right of Revocation of Action Taken.......................................................................................................	61
Article Nine.	Securityholders’ Meetings.....................................................................................................................	61
Section 9.01	Purposes for Which Securityholders’ Meeting May Be Called................................................................	61
Section 9.02	Call of Meetings by Trustee.....................................................................................................................	62
Section 9.03	Company and Securityholders May Call Meeting...................................................................................	62
Section 9.04	Persons Entitled to Vote at Meeting.........................................................................................................	63
Section 9.05	Determination of Voting Rights; Conduct and Adjournment of Meeting................................................	63
Section 9.06	Counting Vote and Recording Action of Meeting....................................................................................	64
Article Ten.	Supplemental Indentures.......................................................................................................................	65
Section 10.01	Supplemental Indentures Without Consent of Securityholders................................................................	65
Section 10.02	Supplemental Indentures With Consent of Securityholders.....................................................................	67
Section 10.03	Effect of Supplemental Indentures...........................................................................................................	68
Section 10.04	Notation on Securities in Respect of Supplemental Indentures...............................................................	68
Section 10.05	Opinion of Counsel to Be Given Trustee.................................................................................................	69
Article Eleven.	Consolidation, Merge and Sale.............................................................................................................	69
Section 11.01	Company May Consolidate or Merge, etc................................................................................................	69
Section 11.02	Conditions to Consolidation or Merger, etc.............................................................................................	69
Section 11.03	Documents and Opinion to Be Furnished to the Trustee.........................................................................	70
Article Twelve.	Satisfaction and Discharge of Indenture; Defeasance; Unclaimed Moneys....................................	71
Section 12.01	Satisfaction and Discharge of Indenture..................................................................................................	71
Section 12.02	Defeasance...............................................................................................................................................	71
Section 12.03	Application by Trustee of Funds Deposited for Payment of Securities...................................................	72
Section 12.04	Repayment of Moneys Held by Paying Agent.........................................................................................	72
Section 12.05	Return of Unclaimed Moneys..................................................................................................................	73
Article Thirteen.	Immunity of Incorporators, Stockholders, Officers and Directors..................................................	73
Section 13.01	Personal Immunity from Liability of Incorporators, Stockholders, etc...................................................	73
Article Fourteen.	Miscellaneous Provisions.......................................................................................................................	73
Section 14.01	Successors................................................................................................................................................	73
Section 14.02	Benefits of Indenture Restricted to Parties and Securityholders.............................................................	73
Section 14.03	Payments Due on Sundays and Holidays.................................................................................................	74
Section 14.04	Notices and Demands on Company and Trustee......................................................................................	74
Section 14.05	Law of New York to Govern....................................................................................................................	74
Section 14.06	Officers’ Certificates and Opinions of Counsel; Statements to Be Contained Therein...........................	75
Section 14.07	Conflict of any Provision of Indenture with Trust Indenture Act of 1939...............................................	75
Section 14.08	Counterparts.............................................................................................................................................	75

Exhibit 4.2.15.1

Section 14.09	Severability...............................................................................................................................................	75

TESTIMONIUM......................................................................................................................................................................		76
SIGNATURE AND SEALS.....................................................................................................................................................		76
ACKNOWLEDGEMENTS....................................................................................................................................................		77

1 Exhibit 4.2.15.1

THIS INDENTURE, dated as of December 1, 1990, between CONSOLIDATED EDISON COMPANY OF NEW YORK, INC., a corporation organized and existing under the laws of the State of New York (herein called the “Company”) and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association (herein called the “Trustee”):
WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance in one or more series from time to time of its unsecured debentures, notes or other evidences of indebtedness (hereinafter called the “Securities”) and to provide the general terms and conditions upon which the Securities are to be authenticated, issued and delivered;
WHEREAS, the Trustee has power to enter into this Indenture and to accept and execute the trusts herein created; and
WHEREAS, the Company represents that all acts and things necessary to make the Securities, when executed by the Company and authenticated and delivered by the Trustee as in this Indenture provided, and duly issued by the Company, the valid, binding and legal obligations of the Company will, at the time of such execution, authentication and delivery, have been done and performed; that all acts and things necessary to constitute these presents a valid indenture and agreement according to its terms have been done and performed; that the execution of this Indenture by the Company has in all respects been duly authorized; and that the issue hereunder of the Securities will, at the time of the issue thereof, have in all respects been duly authorized; and the Company, in the exercise of each and every legal right and power in it vested, executes this Indenture and proposes to make, execute, issue and deliver the Securities;
NOW, THEREFORE:
In consideration of the premises, of the purchase and acceptance of the Securities by the holders thereof and of the sum of $1 duly paid by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective holders from time to time of the Securities or of any series thereof, as follows:

2 Exhibit 4.2.15.1

Article One.
Definitions

Section 1.01    Certain Terms Defined. The following terms (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture which are defined (either directly or by reference) in the Trust Indenture Act of 1939 (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings so assigned to such terms.

Board of Trustees:
The term “Board of Trustees” shall mean the Board of Trustees of the Company or any duly authorized committee of such Board.
Board Resolution:
The term “Board Resolution” means a copy of a resolution or resolutions certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Trustees and to be in full force and effect on the date of such certification, and delivered to the Trustee.
Company:
The term “Company” shall mean the person named as the Company in the first paragraph of this instrument until a successor corporation shall have become such pursuant to Article Eleven of this Indenture, and thereafter “Company” shall mean such successor corporation.
Company Order:
The term “Company Order” shall mean the written order, request or instruction of the Company signed on behalf of the Company by its Chairman of the Board, Vice Chairman, President or a Vice President and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary.

3 Exhibit 4.2.15.1

Corporation:
The term “corporation” shall mean any corporation, voluntary association, joint stock company, business trust or other similar organization.
Depositary:
The term “Depositary” shall mean, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the person designated as Depositary by the Company pursuant to Section 2.03 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Depositary” shall mean or include each person who is then a Depositary hereunder, and if at any time there is more than one such person, “Depositary” as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.
Event of Default:
The term “Event of Default” shall mean any event specified in Section 6.01, continued for the period time, if any, and after the giving of the notice, if any, therein designated.
Global Security:
The term “Global Security” shall mean a Security evidencing all or part of a series of Securities issued to a Depositary for such series in accordance with Section 2.01.
Indenture:
The term “Indenture” shall mean this instrument as originally executed or as it may from time to time be supplemented and amended by one or more indentures supplemental hereto pursuant to Article Ten hereof and shall include the form and terms of particular series of Securities established as contemplated in Section 2.03.
Interest:
The term “interest,” when used with respect to an Original Issue Discount Security which by its terms bears interest only after maturity, shall mean interest payable after maturity.

4 Exhibit 4.2.15.1

Interest Payment Date:
The term “interest payment date” when used with respect to any Security or any instalment of interest thereon shall mean the date specified in such Security as the fixed date on which such instalment of interest is due and payable.
Officers’ Certificate:
The term “Officers’ Certificate” shall mean a certificate signed by the Chairman of the Board, Vice Chairman, President, or any Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company.
Opinion of Counsel:
The term “Opinion of Counsel” shall mean an opinion in writing signed by legal counsel, who may be an employee of or of counsel to the Company.
Original Issue Discount Security:
The term “Original Issue Discount Security” shall mean any Security that provides for an amount less than the principal thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01.
Outstanding:
The term “Outstanding”, when used with reference to Securities, shall, subject to the provisions of Section 8.04, mean, as of any particular time, all Securities theretofore authenticated and delivered by the Trustee under this Indenture, except:
(a)Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(b)Securities or portions thereof for the payment or redemption of which moneys, or as provided in Section 12.02 hereof, direct obligations of the United States of America, in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent), provided that if such Securities are to be redeemed

5 Exhibit 4.2.15.1

prior to the maturity thereof, notice of such redemption shall have been given as in Article Three provided, or provision satisfactory to the Trustee shall have been made for giving such notice); and
(c)Securities which have been paid pursuant to Section 2.07 or in exchange for or in lieu of which other Securities shall have been authenticated and delivered pursuant to Section 2.07;

provided, however, that in determining whether the holders of the requisite principal amount of Outstanding Securities have taken any action, given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Securityholders, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the maturity thereof pursuant to Section 6.01.
Person:
The term “person” shall mean an individual, a corporation, a partnership, a trust, an unincorporated organization or a government or any agency or political subdivision thereof.
Principal Office of the Company:
The term “principal office of the Company,” except as to payment, registration of transfer and exchange of the Securities, shall mean the principal office of the Company, which office at the date hereof is located at 4 Irving Place, New York, New York 10003, Attention: Treasurer. With respect to payment, registration of transfer and exchange, “principal office of the Company,” shall mean the Con Edison Investor Services Center, which at the date hereof is located at 30 Flatbush Avenue, Brooklyn, New York 11217.
Record Date:
The term “record date” shall mean, with respect to any interest payable on any Security on any interest payment date, the close of business on the date specified in such Security or, in the case of defaulted interest, the close of business on any subsequent record date established as provided in Section 2.02 (in each case whether or not such day is a business day).

6 Exhibit 4.2.15.1

Registered Holder:
The term “registered holder, “Securityholder” or other similar term shall mean the person or persons in whose name or names a particular Security shall be registered upon the Security Register.
Responsible Officer:
The term “responsible officer,” when used with respect to the Trustee, shall mean any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.
Securityholder:
The term “Securityholder” shall have the meaning specified under the term “registered holder.”
Security Register:
The term “Security Register” shall have the meaning specified in Section 2.05.
Successor:
The term “Successor” shall have the meaning specified in Section 11.02.
Trustee:
The term “Trustee” shall mean the person named as Trustee in the first paragraph of this instrument and, subject to the provisions of Article Seven of this Indenture, shall also include its successors and assigns, and if at any time there is more than one trustee, “Trustee” as used with respect to the Securities of any series shall mean the trustee with respect to Securities of that series.
Trust Indenture Act of 1939:
The term “Trust Indenture Act of 1939” shall mean the Trust Indenture Act of 1939 as it is in force at the date as of which this instrument was executed.
Vice President:
The term “Vice President” when used with respect to the Company, shall mean any Vice President, any Senior Vice President, any Executive Vice President and any Senior Executive Vice President of the Company.

7 Exhibit 4.2.15.1

Article Two.
Issue, Description, Execution, Exchange and
Registration of Transfer of Securities

Section 2.01    Authentication, Delivery and Dating. At any time and from time to time after the execution and delivery of this instrument, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication. The Trustee shall thereupon authenticate and deliver such Securities upon receipt of, and pursuant to, a Company Order, without any further action by the Company. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon:

(a)a Board Resolution relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution, certified by the Secretary or an Assistant Secretary of the Company;

(b)an executed supplemental indenture, if any;

(c)an Officers’ Certificate, dated the date such Officers’ Certificate is delivered to the Trustee, prepared in accordance with Section 14.06; and

(d)an Opinion of Counsel prepared in accordance with Section 14.06, which shall also state:

(1)that the form and terms of such Securities have been established by or pursuant to one or more Board Resolutions, by a supplemental indenture as permitted by Section 10.01 (e), or by both such resolution or resolutions and such supplemental indenture, in conformity with the provisions of this Indenture;

(2)that the supplemental indenture, if any, when executed and delivered by the Company and the Trustee, will constitute a valid and legally binding obligation of the Company; and

(3)that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel,

8 Exhibit 4.2.15.1

will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors’ rights and to general equity principles.
The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.
If the Company shall establish pursuant to Section 2.03 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee upon receipt of, and pursuant to, a Company Order, shall, in accordance with this Section, authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by one or more Global Securities, (ii) shall be registered in the name of the Depositary for such Global Security or Global Securities or the nominee of such Depositary; and (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary’s instruction.
Each Depositary designated pursuant to Section 2.03 for a Global Security must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation.
Each Security shall be dated the date of its authentication.
Notwithstanding the provisions of this Section and Section 2.03, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 2.03 or the Company Order, Board Resolution, Officers’ Certificate and Opinion of Counsel otherwise required pursuant to this Section at or prior to the time of authentication of each Security of such series

9 Exhibit 4.2.15.1

if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued. After any such first delivery, any separate request by the Company that the Trustee authenticate Securities of such series for original issue will be deemed to be a certificate by the Company that all conditions precedent provided for in this Indenture relating to the authentication and delivery of such Securities continue to have been compiled with.
Section 2.02    Forms Generally. The Securities of each series shall be issuable in registered form without coupons and shall be in substantially the form as shall be established by or pursuant to one or more Board Resolutions or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the officers of the Company executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage. The Securities shall be issued, except as otherwise provided with respect to any series of Securities pursuant to Section 2.03, in the denomination of $1,000 and any larger denomination which is an integral multiple of $1,000 approved by the Company, such approval to be evidenced by the execution thereof.

The person in whose name any Security is registered at the close of business on any record date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date, notwithstanding the cancellation of such Security upon any transfer or exchange subsequent to such record date and prior to such interest payment date, unless such Security is redeemed on a date fixed for redemption after such record date and prior to such interest payment date; provided, however, that if and to the extent the Company shall fail to pay on any interest payment date the interest due on such date, such defaulted interest shall be paid to the persons in whose names outstanding Securities are registered at the close of business on the tenth day preceding the date of payment of such defaulted interest or, at the election of the Company, to the persons in whose names outstanding

10 Exhibit 4.2.15.1

Securities are registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of such Securities not less than 10 days preceding such subsequent record date, which subsequent record date shall precede by at least 10 days the date of payment of such defaulted interest. Such notice shall be given to the persons in whose names such outstanding Securities are registered at the close of business on the fifth business day next preceding the date of the mailing of such notice.
The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.
The Trustee’s certificate of authentication on all Securities shall be in substantially the following form:
This is one of the Securities of the series designated herein issued under the Indenture described herein.
THE CHASE MANHATTAN BANK
(National Association),
as Trustee
By______________________________
Authorized Officer

Section 2.03    Amount; Terms of Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is not limited.

The Securities may be issued in one or more series. There shall be established by or pursuant to one or more Board Resolutions, and set forth in an Officers’ Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:
(a)the title of the Securities of the series (which shall distinguish the Securities of the series from the Securities of all other series, except to the extent that additional Securities of an existing series are being issued);

11 Exhibit 4.2.15.1

(b)any limit upon the aggregate principal amount of the Securities of the series which may be outstanding under this Indenture (except as otherwise provided in Section 2.07);

(c)the date or dates on which the principal of and premium, if any, on the Securities of the series is payable;

(d)the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, or the method by which such date or dates shall be determined, the interest payment dates on which any such interest shall be payable and the record dates for the determination of holders to whom interest is payable;

(e)if the amount of payments of the principal of, premium, if any, or interest, if any, on the Securities of the series may be determined with reference to an index, formula, or other method, the manner in which such amounts shall be determined;

(f)the place or places where the principal of, premium, if any, and interest on Securities of the series shall be payable;

(g)the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

(h)the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a holder thereof and the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

(i)whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Global Securities;

(j)if other than the principal amount thereof, the portion of the principal amount of any Securities

12 Exhibit 4.2.15.1

which shall be payable upon declaration of acceleration of maturity thereof pursuant to Section 6.01;
(k)if other than denominations of $1,000 or any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

(l)if the provisions of Section 12.02 are to apply to the Securities of the series, a statement indicating the same; and

(m)any other terms of the Securities of the series, including additional covenants of the Company and specific deletions in the Events of Default applicable to the series from those set forth in Section 6.01 (which terms shall not be inconsistent with the provisions of this Indenture or adversely affect the rights of the holders of any other series of Securities then outstanding).

All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided by or pursuant to any such Board Resolution, and set forth in such Officers’ Certificate, or in any such indenture supplemental hereto.
Section 2.04    Execution. The Securities shall be signed on behalf of the Company by the Chairman or President or any Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, under its corporate seal. Such signatures may be manual or facsimile signatures of the present or any future such authorized officers and may be imprinted or otherwise reproduced on the Securities. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities.

Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder.
In case any officer of the Company who shall have signed any of the Securities either manually or by facsimile signature shall cease to be such officer before the

13 Exhibit 4.2.15.1

Securities so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Securities nevertheless may be authenticated and delivered or disposed of as though the person who signed such Securities had not ceased to be such officer of the Company; and any Security may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such officer.
Section 2.05    Exchange, Registration and Registration of Transfer. The Company shall keep, at the office or agency to be maintained by the Company in accordance with Section 4.02, a register or registers (herein sometimes referred to collectively as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of each series of the Securities and for the registration of transfers of Securities of each series as in this Article provided. The Security Register shall be in written form or convertible into written form without unreasonable delay, and shall be open for inspection by the Trustee at all reasonable times. Subject to the provisions of the last paragraph of this Section 2.05, upon surrender for registration of transfer of any Security of any series at the office or agency maintained in accordance with Section 4.02, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series and of like tenor, of any authorized denominations and of a like aggregate principal amount and maturity.

At the option of the holder thereof, Securities of any series (except a Global Security) may be exchanged for other Securities of the same series and of like tenor, of any authorized denominations and of a like aggregate principal amount and maturity, upon surrender of the Securities to be exchanged at the office or agency maintained in accordance with Section 4.02. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the holder making the exchange is entitled to receive.
Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in definitive form, a Global Security representing all or a portion of the Securities of a series

14 Exhibit 4.2.15.1

may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.
If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 2.01, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company’s election pursuant to Section 2.03 (i) shall no longer be effective with respect to the Securities of such series and the Company will execute, and the Trustee, upon receipt of, and pursuant to a Company Order will authenticate and deliver Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Global Securities representing such series in exchange for such Global Security or Global Securities.
The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Global Securities. In such event the Company will execute, and the Trustee, upon receipt of, and pursuant to, a Company Order will authenticate and deliver Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Global Securities representing such series in exchange for such Global Security or Global Securities.
If specified by the Company pursuant to Section 2.03 with respect to a series of Securities, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for Securities of such series in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

15 Exhibit 4.2.15.1

(i)to each person specified by such Depositary a new Security or Securities of the same series, in definitive form, of any authorized denomination as requested by such person in aggregate principal amount equal to and in exchange for such person’s beneficial interest in the Global Security; and
(ii)to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to holders thereof pursuant to the immediately preceding clause (i) of this Section.

Upon exchange of a Global Security for Securities in definitive form, such Global Security shall be cancelled by the Trustee. Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security shall instruct the Trustee. The Trustee shall deliver such Securities to the persons in whose names such Securities are so registered.
All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration or transfer or exchange.
All Securities presented or surrendered for registration of transfer, exchange or payment shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer, in form satisfactory to the Company and the Trustee, duly executed by the registered holder or by his attorney duly authorized in writing.
No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.
The Company shall not be required (a) to issue, register the transfer of or exchange Securities of any series for a period of 15 days next preceding any selection of Securities of such series to be redeemed, or (b) to

16 Exhibit 4.2.15.1

register the transfer of or exchange any Security or portion thereof called or selected for redemption.
Section 2.06    Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute and the Trustee shall authenticate and deliver temporary Securities of such series (printed, lithographed or typewritten) of any authorized denomination, and substantially in the form of the definitive Securities of such series, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Temporary Securities may be issued without a recital of specific redemption prices and may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities of such series. Without unnecessary delay the Company will execute and will furnish definitive Securities of each series and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor, at the principal office of the Company, and, subject to Section 2.05 hereof, the Company shall execute and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of such series of authorized denominations. Until so exchanged, the temporary Securities shall be entitled to the same benefits under this Indenture, and shall be subject to the same provisions hereof (except as provided in this Section), as definitive Securities of such series authenticated and delivered hereunder.

Section 2.07    Mutilated, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company in the case of a mutilated Security shall, and in the case of a destroyed, lost or stolen Security in its discretion may, execute, and upon the Company’s request the Trustee shall authenticate and deliver, a new Security of the same series and bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. The applicant for a substitute Security shall first furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also first furnish to the Company and to the Trustee evidence to their satisfaction of the

17 Exhibit 4.2.15.1

destruction, loss or theft of such Security and of the ownership thereof. The Trustee may authenticate any such substitute Security and deliver the same upon the written request or authorization of the Company. Upon the issue of any substitute Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. If any Security that has become, or is about to become, due and payable is mutilated, or is destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company and to the Trustee such security or indemnity as they may require to save each of them harmless, and, in case of destruction, loss or theft, evidence to the satisfaction of the Company and the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.
Every substitute Security issued pursuant to this Section shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder. All Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities, and shall preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.
Section 2.08    Cancellation of Surrendered Securities; Destruction Thereof. All Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer or for credit against any sinking fund payment, shall, if surrendered to the Company or any paying agent, promptly be delivered to the Trustee for cancellation, or, if surrendered to the Trustee, shall be cancelled by it, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. Upon the request of the Company, the Trustee shall deliver to the Company cancelled Securities held by the Trustee, or, in the absence of such request, the Trustee may destroy the same and deliver a certificate of such destruction to the Company. If the

18 Exhibit 4.2.15.1

Company shall acquire any of the Securities, however, such acquisition shall not operate as a satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation.
Article Three.
Redemption of Securities and Sinking Funds

Section 3.01    Applicability of Right of Redemption. Redemption of Securities (other than pursuant to a sinking fund or analogous provision) permitted by the terms of any series of Securities shall be made in accordance with such terms and Sections 3.02 and 3.03; provided, however, that if any such terms of a series of Securities shall conflict with any provision of this Article, the terms of such series shall govern.

Section 3.02    Election to Redeem; Notice of Redemption; Partial Redemption. The election of the Company to redeem any Securities of any series shall be evidenced by or pursuant to a Board Resolution. In case the Company shall desire to exercise such right to redeem all, or, as the case may be, any part of the Securities of any series in accordance with the right reserved so to do, it shall give notice of such redemption to holders of the Securities to be redeemed as hereinafter in this Section provided.

Notice of redemption to the holders of Securities to be redeemed as a whole or in part shall be given by mailing of a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the registered holders of Securities to be redeemed in whole or in part at their last addresses as they shall appear upon the Security Register. Such mailing shall be by first-class mail postage prepaid. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the registered holder receives the notice. In any case, the failure to give such notice by mail, or any defect in such notice, to the registered holder of any Security designated for redemption in whole or in part shall not affect the validity of the proceedings for redemption of any other Security.
Each such notice of redemption shall specify the date fixed for redemption and the price at which Securities are to be redeemed, shall state that the conditions precedent to such redemption, if any, have occurred and

19 Exhibit 4.2.15.1

describe the same, and shall state that payment of the redemption price of the Securities to be redeemed, together with accrued interest thereon to the date fixed for redemption (except that if such redemption date is an interest payment date, the interest due on such date with respect to a particular Security shall be payable to the holder of such Security on the record date for such interest payment date), will be made at the office or agency to be maintained by the Company in accordance with Section 4.02 upon presentation and surrender of such Securities and that from and after said date interest thereon will cease to accrue. If less than all the Securities of a series are to be redeemed, the notice to each registered holder of Securities to be redeemed shall identify such registered holder’s Securities to be redeemed as a whole or in part. In case any Security is to be redeemed in part only (which part shall be $1.00 or a multiple of $1.00), the notice which relates to such Securities shall state the portion of the principal amount to be redeemed, and that on and after the redemption date, upon surrender of such Security, a new Security or Securities of the same series in principal amount equal to the unredeemed portion thereof will be issued. No Security of a denomination of $1,000 principal amount may be redeemed in part.
To the extent that the Securities of any series have different terms, the Company shall designate the Securities to be redeemed if less than all of the series is to be redeemed. If less than all the Securities of a series having the same terms are to be redeemed, the Company shall give the Trustee, not less than 45 days (or such lesser number of days as the Trustee shall approve) prior to the date fixed by the Company for the redemption of Securities, written notice of the aggregate amount of the Securities to be redeemed, and thereupon the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Securities of such series or portions thereof to be redeemed, and shall thereafter promptly notify the Company and any paying agent in writing of the Securities of such series or portions thereof to be redeemed.
Any notice of redemption to be mailed by the Company pursuant to this Section may be mailed, at the Company’s direction, by the Trustee in the name and at the expense of the Company.
Section 3.03    Payment of Securities Called for Redemption. If notice of redemption shall have been given in the manner provided in Section 3.02, the Securities or portions of Securities specified in such notice shall become

20 Exhibit 4.2.15.1

due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption (except that if such redemption date is an interest payment date the interest due on such date shall be payable to the holder of such Security on the record date for such interest payment date), and on and after such date of redemption (unless the Company shall default in the payment of such Securities or portions thereof at the redemption price, together with interest accrued thereon to the date fixed for redemption) interest on the Securities or portions of Securities so called for redemption shall cease to accrue, and such Securities and portions of Securities shall be deemed not to be outstanding hereunder and shall not be entitled to any benefit under this Indenture except to receive payment of the redemption price, together with accrued interest thereon to the date fixed for redemption. On presentation and surrender of such Securities on or after said date at said place of payment in said notice specified, the said Securities or specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together (subject to the right of the holder on the record date if such redemption date is an interest payment date) with interest accrued thereon to the date fixed for redemption.
Upon presentation and surrender of any Security which is to be redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Company, a new Security or Securities of the same series of authorized denominations in principal amount equal to the unredeemed portion of the Security so surrendered.
Section 3.04    Applicability of Sinking Fund. Redemption of Securities permitted or required pursuant to a sinking fund for the retirement of Securities of a series by the terms of such series of Securities shall be made in accordance with such terms of such series of Securities and this Article; provided, however, that if any such terms of a series of Securities shall conflict with any provision of this Article, the terms of such series shall govern.

The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment,” and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an “optional sinking fund payment”. If provided for by the terms of Securities of any series, the

21 Exhibit 4.2.15.1

cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 3.05.
Section 3.05    Satisfaction of Mandatory Sinking Fund Payments with Securities. Subject to Section 3.06, in lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option (a) deliver to the Trustee Securities of that series theretofore purchased or otherwise acquired by the Company, or (b) receive credit for the principal amount of Securities of that series which have been previously delivered to the Trustee by the Company or redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Securities for redemption through operation of the sinking fund and the cash amount of such mandatory sinking fund payment shall be reduced accordingly.

Section 3.06    Redemption of Securities for Sinking Funds. Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee a Company Order specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied through delivery and/or crediting of Securities of that series pursuant to Section 3.05 (which Securities will, if not previously delivered, accompany such Company Order) and whether the Company intends to exercise its right to make a permitted optional sinking fund payment with respect to such series. Such Company Order shall be irrevocable, and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, prior to such sinking fund payment date. In the case of the failure of the Company to deliver such Company Order, the sinking fund payment due with respect to the next sinking fund payment date for that series of Securities shall be paid entirely in cash and shall be sufficient to redeem the principal amount of such Securities subject to a mandatory sinking fund payment without the option to deliver or credit Securities as provided in Section 3.05 and without the right to make any optional sinking fund payment with respect to such series.

22 Exhibit 4.2.15.1

Any sinking fund payment or payments (mandatory or optional) made in cash, plus any unused balance of any preceding sinking fund payments made in cash, which shall equal or exceed $100,000 (or a lesser sum if the Company shall so request) with respect to the Securities of any particular series shall be applied by the Trustee, a paying agent or the Company, if it acts as its own paying agent, on the sinking fund payment date next following the date of such payment to the redemption of such Securities at the redemption price specified in such Securities for operation of the sinking fund, together with accrued interest to the sinking fund payment date. Any sinking fund moneys not so applied or allocated to the redemption of Securities shall be added to the next cash sinking fund payment received by the Trustee, such paying agent or the Company for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys with respect to the Securities of any particular series held by the Trustee, such paying agent or the Company on the last sinking fund payment date with respect to Securities of such series and not held for the payment or redemption of particular Securities shall be applied by the Trustee, such paying agent or the Company, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of principal of such Securities at maturity.
Not more than 60 days and not less than 45 days prior to each sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in accordance with Section 3.02. The Company shall cause notice of the redemption thereof to be given not less than 30 nor more than 60 days prior to the sinking fund payment date in the manner provided in Section 3.02, except that the notice of redemption shall also state that the Securities of such series are being redeemed by operation of the sinking fund and the sinking fund payment date. Such notice having been duly given, the redemption of such Securities shall be made on the sinking fund payment date upon the terms and in the manner stated in Section 3.03.
Article Four.
Particular Covenants of the Company

Section 4.01    Payment of Principal, Premium, if any, and Interest. The Company covenants and agrees for the benefit of each series of Securities that it will duly and

23 Exhibit 4.2.15.1

punctually pay or cause to be paid the principal of and premium, if any, and interest, if any, on each of the Securities of that series at the times and places and in the manner provided herein and in the Securities of that series.
Section 4.02    Office or Agency for Certain Purposes. The Company will maintain an office or agency (or offices or agencies) where the Securities may be presented for registration of transfer and exchange as in this Indenture provided, and where notices and demands to or upon the Company in respect of the Securities or of this Indenture may be served and where the Securities may be presented for payment. The principal office of the Company shall be such office or agency unless the Company shall maintain some other office or agency for such purposes and shall give the Trustee and the registered holders of the Securities written notice of the location thereof.

Section 4.03    Maintenance of Corporate Existence. The Company will preserve its corporate existence, but this covenant shall not require the Company to continue its corporate existence in the event of a consolidation or merger of the Company in accordance with the provisions of Article Eleven hereof as a result of which the Company shall lose its corporate identity, or in the event of a sale or conveyance of the property of the Company as an entirety or substantially as an entirety in accordance with the provisions of said Article Eleven.

Section 4.04    Appointments to Fill Vacancies in Trustee’s Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.09, a Trustee, so that there shall at all times be a Trustee hereunder.

Section 4.05    Provisions as to Paying Agent.
(a)If the Company shall act as its own paying agent with respect to any series of Securities, it will, on or before each due date of the principal of or premium, if any, or interest, if any, on the Securities of that series, set aside, segregate and hold in trust for the benefit of the holders of such Securities or of the Trustee, as the case may be, a sum sufficient to pay such principal or premium, if any, or interest so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Company (or by any other obligor on the Securities of that series) to make any payment of the principal of or premium, if any, or interest on the Securities of such series when the same shall be due and payable.

24 Exhibit 4.2.15.1

(b)Whenever the Company shall have one or more paying agents, other than the Company, for any series of Securities, it will, on or before each due date of the principal of or premium, if any, or interest, if any, on any Securities of that series, deposit with a paying agent a sum sufficient to pay the principal and premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the holders of such Securities, and (unless such paying agent is the Trustee) the Company will notify the Trustee of such action or the failure to take such action.

(c)If the Company shall appoint a paying agent other than the Trustee or the Company with respect to any series of Securities, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to this Section that such agent will:

(1)hold all sums held by it as such agent for the payment of the principal of or premium, if any, or interest on the Securities of such series (whether such sums have been paid to it by the Company or by any other obligor on the Securities of such series) in trust for the benefit of the holders of the Securities of such series or of the Trustee, as the case may be;

(2)give the Trustee notice of any default by the Company (or by any other obligor on the Securities of such series) in the making of any payment of the principal of or premium, if any, or interest on the Securities of such series when the same shall be due and payable; and

(3)at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent.

(d)Anything in this Section to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it, or by any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

(e)Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as

25 Exhibit 4.2.15.1

provided in this Section is subject to Sections 12.04 and 12.05.
Section 4.06    Annual Officers’ Certificate to Trustee. The Company will deliver to the Trustee prior to November 1 in each year (beginning with 1991), an Officers’ Certificate stating that in the course of the performance by the signers of their duties as officers of the Company they would normally obtain knowledge of any default by the Company in the performance of any covenants contained in Sections 4.03 and 11.02, stating whether or not they have obtained knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

Section 4.07    Reports to Be Furnished Securityholders. The Company will transmit or cause to be transmitted to the Securityholders, as soon as practicable after the mailing of such material to its stockholders, copies of all annual financial reports distributed to its stockholders generally. Reports pursuant to this Section shall be transmitted by mail to all registered holders of Securities, as the names and addresses of such holders appear upon the Security Register.

Section 4.08    Further Assurances. From time to time whenever reasonably demanded by the Trustee, the Company will make, execute and deliver or cause to be made, executed and delivered any and all such further and other instruments and assurances as may be reasonably necessary or proper to carry out the intention or facilitate the performance of the terms of this Indenture.

Article Five.
Securityholders’ Lists, Communications to Securityholders, and
Reports by the Company and the Trustee

Section 5.01    Company to Furnish Trustee Information as to Names and Addresses of Securityholders. The Company shall furnish or cause to be furnished to the Trustee (a) on June 15 and December 15 in each year (beginning with June 15, 1991), a list in such form as the Trustee may reasonably require of the names and addresses of the holders of each series of Securities as of a date not more than 15 days prior to the time such list is furnished, and (b) at such other times as the Trustee may request in writing within 30 days after receipt by the Company of any

26 Exhibit 4.2.15.1

such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided that, if and so long as the Trustee is the sole Security registrar, no such list need be furnished.
Section 5.02    Preservation of Information; Communications to Securityholders.
(a)The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of each series of Securities received by it in the capacity of Security registrar or contained in the most recent list furnished to it under Section 5.01. The Trustee may destroy any such list upon receipt of a new list so furnished.

(b)In case 3 or more holders of Securities of the same series or of any series, as the case may be (hereinafter referred to as “applicants”), apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least 6 months preceding the date of such application, and such application states that the applicants’ desire to communicate with other holders of Securities of the same series or of any series, as the case may be, with respect to their rights under this Indenture or under the Securities of such series or of any series, as the case may be, and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within 5 business days after the receipt of such application, at its election either:

(1)afford such applicants access to the information preserved at the time by the Trustee in accordance with paragraph (a) of this Section; or

(2)inform such applicants as to the approximate number of holders of Securities of such series or of any series, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with paragraph (a) of this Section, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder of such series or of any series, as the case may be, whose name and address appears in the information preserved at the time by the Trustee in accordance with

27 Exhibit 4.2.15.1

paragraph (a) of this Section, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing, unless within 5 days after such tender the Trustee shall mail to such applicants, and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Securities of such series or of all series, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, said Commission shall find, after notice and opportunity for a hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.
(c)Each and every holder of the Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any paying agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Securities in accordance with paragraph (b) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under paragraph (b) of this Section.

Section 5.03    Reports by Company.
(a)The Company agrees to file with the Trustee, within 15 days after the Company is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with said Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports

28 Exhibit 4.2.15.1

pursuant to either of such Sections, then to file with the Trustee and said Commission, in accordance with rules and regulations prescribed from time to time by said Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

(b)The Company agrees to file with the Trustee and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

(c)The Company agrees to transmit to the holders, of Securities within 30 days after the filing thereof with the Trustee (unless some other time shall be required by the rules and regulations prescribed from time to time by the Securities and Exchange Commission), in the manner and to the extent provided in Section 5.04(c) with respect to reports pursuant to Section 5.04(a), such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraph (a) or (b) of this Section as may be required by the rules and regulations prescribed from time to time by the Securities and Exchange Commission.

Section 5.04    Reports by Trustee.
(a) On or before December 15, 1991, and on or before December 15 in every year thereafter, so long as any Securities are outstanding hereunder, the Trustee shall transmit to the Securityholders as hereinafter in this Section provided a brief report dated as of the preceding October 15 with respect to:

(1)its eligibility under Section 7.08, and its qualifications under Section 7.07, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under such Sections, a written statement to such effect;

(2)the character and amount of any advances (and, if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it

29 Exhibit 4.2.15.1

claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than ½ of 1% of the principal amount of the Securities outstanding on the date of such report;
(3)the amount, interest rate, and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity on the date of such report with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 7.12(b) (2), (3), (4) or (6);

(4)the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

(5)any additional issue of Securities which the Trustee has not previously reported; and

(6)any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 6.07.

(b)The Trustee shall transmit to the Securityholders, as hereinafter provided, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to paragraph (a) of this Section (or if no such report has yet been so transmitted since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this paragraph, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of Securities outstanding at such time, such report to be transmitted within 90 days after such time.

30 Exhibit 4.2.15.1

(c)Reports pursuant to this Section shall be transmitted by mail to all registered holders of Securities, as the names and addresses of such holders appear upon the Security Register.

(d)A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with each stock exchange upon which the Securities are listed and also with the Securities and Exchange Commission.

If the Company lists the Securities of any series on any stock exchange, it will promptly so notify the Trustee.
Article Six.
Remedies of the Trustee and Securityholders
on Event of Default

Section 6.01    Events of Default Defined; Acceleration of Maturity; Waiver of Default. In case one or more of the following shall have occurred and be continuing with respect to the Securities of any series, it shall be an event of default of such series (unless it is specifically deleted in a supplemental indenture or Board Resolution under which such series of Securities is issued or has been modified in any such supplemental indenture), that is to say:

(a)default in the payment of any instalment of interest upon any Security of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

(b)default in the payment of the principal of or premium, if any, on any Security of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or

(c)failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company contained in the Securities of such series or in this Indenture (other than a covenant or agreement which has been expressly included in the Securities or in this Indenture solely for the benefit of a series of Securities other than

31 Exhibit 4.2.15.1

that series) for a period of 60 days after the date on which written notice of such failure, requiring the Company to remedy the same and stating that such notice is a “Notice of Default” hereunder, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Securities of such series at the time outstanding; or
(d)if a decree or order for relief shall be entered by a court of competent jurisdiction in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or of a major part of its property, or ordering the winding up or liquidation of the Company’s affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

(e)if the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the Company shall consent to the entry by order of a court of competent jurisdiction of a decree or order in respect of the Company in an involuntary case or proceeding under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or to the commencement of any bankruptcy or insolvency proceeding against the Company; or

(f)if the Company shall make an assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of a major part of its property; or

(g)the occurrence of any other Event of Default with respect to Securities of such series as provided in a supplemental indenture applicable to such series of Securities pursuant to Section 10.01 (d);

then and in each and every such case, unless the principal of the Securities of such series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of such series then outstanding hereunder, by notice in writing to the Company (and to the Trustee if

32 Exhibit 4.2.15.1

given by Securityholders), may declare the principal of all the Securities of such series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities of such series contained to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after the principal of the Securities of such series shall have been so declared due and payable, and before any sale of property under any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured instalments of interest upon all the Securities of such series and the principal of and premium, if any, on any and all Securities of such series which shall have become due otherwise than by declaration (with interest on overdue instalments of interest, to the extent legally enforceable under applicable law, and on such principal of and premium, if any, on each Security of such series at the rate borne by such Security to the date of such payment or deposit) and the expenses of the Trustee, and reasonable compensation to the Trustee, its agents, attorneys and counsel, and any and all defaults under this Indenture, other than the nonpayment of principal on Securities of such series which shall have become due by declaration, shall have been remedied -- then, and in every such case the holders of a majority in aggregate principal amount of the Securities of such series then outstanding, by written notice to the Company and to the Trustee, may on behalf of the holders of all of the Securities of such series waive all defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.
In case the Trustee shall have proceeded to enforce any right under this Indenture for the holders of Securities of any series and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the holders of the Securities of such series shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the holders of the Securities of such series shall continue as though no such proceedings had been taken.

33 Exhibit 4.2.15.1

The Company and the Trustee may, to the extent provided in Section 10.01, enter into one or more indentures supplemental hereto with respect to any series of the Securities which may provide for additional, different or fewer Events of Default with respect to such series of Securities.
Section 6.02    Collection of Indebtedness by Trustee; Trustee May Prove Debt. The Company covenants that (1) in case default shall be made in the payment of any installment of interest on any of the Securities, as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (2) in case default shall be made in the payment of the principal of or premium, if any, on any of the Securities when and as the same shall have become due and payable, whether upon maturity of the Securities or upon redemption or upon declaration or otherwise -- then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of holders of such Securities, the whole amount that, then shall have become due and payable on such Securities for principal and premium, if any, and interest, with interest upon the overdue principal and premium, if any, of each such Security and (to the extent legally enforceable under applicable law) upon instalments of interest, at the rate borne by such Security; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith.

In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity against the Company or other obligor on such Securities for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or such other obligor upon such Securities and collect in the manner provided by law out of the property of the Company or such other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.
In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor upon the Securities of any series under Title 11 of the United States Code or any other applicable Federal

34 Exhibit 4.2.15.1

or state bankruptcy, insolvency or other similar law relative to the Company or such other obligor , its creditors or its property, or in case a receiver or trustee shall have been appointed for its property or in case of any other judicial proceedings relative to the Company or other obligor upon the Securities of any series, its creditors or its property, the Trustee, irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed, upon redemption or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Securities of any series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Securityholders of any series allowed in any judicial proceeding relative to the Company or other obligor upon the Securities of any series, its creditors, or its property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Securityholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due it for compensation and expenses, including counsel fees incurred by it up to the date of such distribution.
All rights of action and of asserting claims under this Indenture, or under any of the Securities of any series, may be enforced by the Trustee without the possession of any of the Securities of such series, or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Securities of such series. In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the holders of the Securities of a series, and it shall not be necessary to make any holders of the Securities of such series parties to any such proceedings.

35 Exhibit 4.2.15.1

In case of an Event of Default, hereunder with respect to Securities of a particular series, the Trustee may, but unless first requested so to do by the holders of at least a majority in aggregate principal amount of the Securities of such series at the time outstanding and furnished with reasonable indemnity against all costs, expenses and liabilities shall not (subject to the provisions of Section 7.01) be under any obligation to, proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceedings in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of the holder of any Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any holder thereof, or to authorize the Trustee to vote in respect of the claim of any holder of any Security in any such proceeding.
Section 6.03    Application of Proceeds. Any moneys collected by the Trustee with respect to a series of Securities pursuant to Section 6.02 shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys:

First: To the payment of all costs and expenses in connection with the collection of such moneys, and all amounts payable to the Trustee under Section 7.06;
Second: To the payment of the entire amounts then due and unpaid upon the Securities in respect of which or for the benefit of which such moneys shall have been collected, without any preference or priority, ratably according to the amounts due and payable upon such Securities upon presentation of the several Securities and notation of such payment thereon, if partly paid, and upon surrender thereof, if fully paid.
Any surplus then remaining shall be paid to the Company or to such other person as shall be entitled to receive it.
Section 6.04    Limitations on Suits by Securityholders. No holder of any Security of any series

36 Exhibit 4.2.15.1

shall have any right by virtue or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to the Securities of that series, and unless also the holders of not less than 25% in aggregate principal amount of the Securities of that series then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.06, it being understood and intended, and being expressly covenanted by the holder of every Security of such series with every other holder of Securities of such series and the Trustee, that no one or more holders of Securities of such series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other of such Securities or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of such series. For the protection and enforcement of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.
Notwithstanding any other provision of this Indenture, however, the right of any holder of any Security to receive payment of the principal of and premium, if any, and interest on such Security, on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such holder.
Section 6.05    Powers and Remedies Cumulative; Delay or Omission Not Waiver. All powers and remedies given by this Article to the Trustee or to the holders of Securities of any series shall, to the extent permitted by law and subject to Section 6.04, be deemed cumulative and

37 Exhibit 4.2.15.1

not exclusive of any thereof or of any other powers and remedies available to the Trustee or such Securityholders by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this indenture, and no delay or omission of the Trustee or of any holder of the Securities of any series to exercise any right or power accruing upon any default occurring and continuing as aforesaid, shall impair any such right or power, or shall be construed to be waiver of any such default or an acquiescence therein; and, subject to Section 6.04, every power and remedy given by this Article or by law to the Trustee or to such Securityholders may be exercised from time to time, and as often as shall be deemed expedient by the Trustee or by such Securityholders.
Section 6.06    Control by Securityholders; Waiver of Default. The holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to Securities of such series; provided, however, that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture; and provided further, that nothing in this Indenture shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction by such Securityholders. The holders of at least a majority in aggregate principal amount of the Securities of any series at the time outstanding may on behalf of the holders of all of the Securities of such series waive any past default hereunder with respect to the Securities of such series and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Securities of such series. In the case of any such waiver, the Company, the Trustee and the holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 6.07    Trustee to Give Notice of Defaults Known to It, but May Withhold in Certain Circumstances. The Trustee shall, within 90 days after the occurrence of a default with respect to the Securities of any series, give to the Securityholders of such series, in the manner and to the extent provided in Section 5.04 (c) with respect to reports pursuant to Section 5.04 (a), notice of all defaults known to the Trustee, unless such defaults shall have been

38 Exhibit 4.2.15.1

cured before the giving of such notice (the term “defaults” for the purposes of this Section being hereby defined to be the events specified in Sections 6.01 (a), (b), (c), (d), (e), (f) and (g) with respect to Securities of such series not including periods of grace, if any, provided for therein and irrespective of the giving of the written notice specified in subparagraph (c) of Section 6.01); provided, however, that in case of any default of the character specified in subparagraph (c) of Section 6.01 no such notice shall be given until at least sixty (60) days after the occurrence thereof; and provided further, that, except in the case of default in the payment of the principal of or premium, if any, or interest on any of the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or responsible officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Securityholders of such series.
Section 6.08    Right of Court to Require Filing of Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, but this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in principal amount of the Securities of any series outstanding, or to any suit instituted by any Securityholder of any series for the enforcement of the payment of the principal of or premium, if any, or interest on any Security of such series, on or after the due dates expressed in such Security.

39 Exhibit 4.2.15.1

Article Seven.
Concerning the Trustee

Section 7.01    Duties and Responsibilities of Trustee. With respect to the holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of that series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to Securities of any series has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture with respect to such series and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:
(a)prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred:

(1)the duties and obligations of the Trustee with respect to the Securities of that series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(2)in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision

40 Exhibit 4.2.15.1

hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;
(b)the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

(c)the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the registered holders given as provided in Section 6.06 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it.
Section 7.02    Certain Rights of Trustee. Except as otherwise provided in Section 7.01:

(a)the Trustee may rely and shall be protected in acting, or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)any request, direction, order or demand of the Company mentioned herein may be evidenced to the Trustee by a Company Order (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Trustees may be evidenced to the Trustee by a Board Resolution.;

(c)the Trustee may consult with counsel and the written advice of counsel or any Opinion of Counsel shall be full and complete authorization and protection

41 Exhibit 4.2.15.1

in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;
(d)the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

(e)whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof;

(f)the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

(g)the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

Section 7.03    Trustee Not Responsible for Recitals, etc. The recitals contained herein and in the Securities, except the Trustee’s certificate of

42 Exhibit 4.2.15.1

authentication and the representation as to the power of the Trustee to enter into this Indenture and accept and execute the trusts hereby created, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds of such Securities.
Section 7.04    Trustee and Others May Hold Securities. Subject to Sections 7.07 and 7.12, the Trustee or any paying agent or Security registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company or other obligor on the Securities with the same rights it would have if it were not Trustee, paying agent, Security registrar or such other agent.

Section 7.05    Moneys Held by Trustee or Paying Agent. Subject to Sections 12.04 and 12.05, all moneys received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but any paying agent that is a bank need not segregate such moneys from other funds except to the extent required by law. Neither the Trustee nor any paying agent shall be under any liability for interest on any moneys received by it hereunder except such as it may agree with the Company to pay thereon. So long as no Event of Default with respect to Securities of any series, other than an Event of Default under subparagraph (c) of Section 6.01, shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written .order of the Company, signed by its President, or any Vice President or its Treasurer or an Assistant Treasurer.

Section 7.06    Compensation of Trustee and Its Lien. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and, except as herein otherwise expressly provided, the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances· incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons

43 Exhibit 4.2.15.1

not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. If any property other than cash shall at any time be subject to the lien of this Indenture, the Trustee, if and to the extent authorized by a receivership or bankruptcy court of competent jurisdiction or by the supplemental instrument subjecting such property to such lien, shall be entitled to make advances for the purpose of preserving such property or of discharging tax liens or, other prior liens or encumbrances thereon. The Company also covenants and agrees to indemnify the Trustee for, and to hold it harmless against, any loss, liability' or expense incurred without negligence or bad faith on the part of the Trustee, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in the premises. The obligations of the Company under this Section shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.
When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 6.01, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any bankruptcy law.
Section 7.07    Qualification of Trustee; Conflicting Interests.
(a)If the Trustee has or shall acquire any conflicting interest, as defined in this Section, with respect to the Securities of any series, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of such series in the manner and with the effect specified in Section 7.09.

(b)In the event that the Trustee shall fail to comply with paragraph (a) of this Section, the Trustee shall, within 10 days after the expiration of such 90 day period, transmit notice of such failure to the Securityholders in the manner and to the extent provided in Section 5.04 (c) with respect to reports pursuant to Section 5.04 (a).

44 Exhibit 4.2.15.1

(c)For the purposes of this Section the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series if:

(1)the Trustee is trustee under this Indenture with respect to Securities of any series then outstanding other than that series or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture; provided, that there shall be excluded from the operation of this paragraph this Indenture with respect to the Securities of any series other than that series and any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company . are outstanding if (A) this Indenture (with respect to the Securities of that series and each other series for which the Trustee is trustee hereunder) · and such other indenture or indentures are wholly unsecured, and such other indenture or indentures are or shall be qualified under the Trust Indenture Act of 1939, unless the Securities and Exchange Commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of the Trust Indenture Act of 1939 that differences exist between the provisions of this Indenture with respect to Securities of that series and one or more other series or the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or such other indenture or indentures, or (B) the Company shall have sustained the burden of proving, on application to the Securities and Exchange Commission and after opportunity for hearing thereon, that the trusteeship under this Indenture with respect to the Securities of that series and such other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of

45 Exhibit 4.2.15.1

investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures;
(2)the Trustee or any of its directors or executive officers is an obligor upon the Securities issued under this Indenture or an underwriter for the Company;

(3)the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

(4)the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee, or representative of the Company or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting except that (A) one individual may be a director and/or an executive officer of the Trustee and a director and/or an executive officer of the Company but may not be at the same time an executive officer of both the Trustee and the Company and (B) if and so long as the number of directors of the Trustee in office is ·more than 9, one additional individual may be a director and/or an executive officer of the Trustee and a director of the Company and (C) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or, subject to the provisions of subparagraph (c) (1) of this Section, to act as trustee, whether under an indenture or otherwise;

(5)10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner, or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any 2 or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner, or executive officer thereof, or is beneficially

46 Exhibit 4.2.15.1

owned, collectively, by any 2 or more such persons;
(6)the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, (A) 5% or more of the voting securities, or 10 % or more of any other class of security, of the Company not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (B) 10% or more of any class of security of an underwriter for the Company;

(7)the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

(8)the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company; or

(9)the Trustee owns on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under subparagraphs (c) (6), (7) or (8) of this Section. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator, or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply for a period of 2 years from the date of such acquisition to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15 in each calendar year, the Trustee

47 Exhibit 4.2.15.1

shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Company fails to make payment in full of the principal of or premium, if any, or interest on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this subparagraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of subparagraphs (c) (6), (7) and (8) of this Section.
The specification of percentages in subparagraphs (c) (5) to (9) of this Section, inclusive, shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of subparagraphs (c) (3) or (7) of this Section.
For the purposes of subparagraphs (c) (6), (7), (8), and (9) of this Section only, (A) the terms “security” and “securities” shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (B) an obligation shall be deemed to be in default when a default in payment of principal shall have continued for 30 days or more, and shall not have been cured; and (C) the Trustee shall not be deemed to be the owner or holder of (i) any security which it holds as collateral security (as trustee or otherwise) for an obligation which is not in default as defined in clause (B) above, or (ii) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (iii) any security which it holds as agent for collection, or as custodian, escrow agent, or depositary, or in any similar representative capacity.

48 Exhibit 4.2.15.1

Except as above provided, the word “security” or “securities” as used in this Indenture shall mean any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, or, in general, any interest or instrument commonly known as a “security”, or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.
(d)For the purposes of this Section:

(1)The term underwriter" when used with reference to the Company shall mean every person, who, within 3 years prior to the time as of which. the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

(2)The term “director” shall mean any director of a corporation or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

(3)The term “person” shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

49 Exhibit 4.2.15.1

(4)The term "voting security" shall mean any security presently entitling the· owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

(5)The term "Company" shall mean any obligor upon the Securities.

(6)The term "executive officer" shall mean the president, every vice-president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:
(A)A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

(B)A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

(C)The term “amount,” when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

50 Exhibit 4.2.15.1

(D)The term "outstanding" means issued and not held by ·or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

(i)securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

(ii)securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

(iii)securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

(iv)securities held in escrow if placed in escrow by the issuer thereof;
provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.
(E)A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different· classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

Section 7.08    Persons Eligible for Appointment as Trustee. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States or any State or territory thereof or of

51 Exhibit 4.2.15.1

the District of Columbia authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal, state, territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.09.
Section 7.09    Resignation and Removal of Trustee; Appointment of Successor.
(a)The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to any one or more or all series of Securities by giving written notice to the Company and by mailing notice of such resignation, to the holders of Securities of that or those series at their last addresses as they shall appear on the Security Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument executed by order of the Board of Trustees, one copy of which instrument shall be delivered to the resigning trustee and one copy to the successor trustee. If no successor trustee shall ·have been so appointed with respect to a particular series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least 6 months may·, subject to Section 6.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

(b)If at any time:

(1)the Trustee shall fail to comply with Section 7.07(a) after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least 6 months, or

52 Exhibit 4.2.15.1

(2)the Trustee shall cease to be eligible under Section 7.08 and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

(3)the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Company may remove the Trustee with respect to the applicable series of Securities, and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Trustees of the Company, one copy of which instrument shall be delivered to the trustee so removed and one copy to the successor trustee, or, subject to Section 6.08, any Securityholder who has been a bona fide holder of a Security or Securities of any such series for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee with respect to such series.
(c)The holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding may at any time remove the Trustee with respect to that series and appoint with respect to such series a successor trustee by delivering to the trustee so removed, to the successor trustee so appointed and to the Company, the evidence provided for in Section 8.01 of the action taken by the Securityholders.

(d)Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.10.

Section 7.10    Acceptance of Appointment by Successor Trustee. Any successor trustee appointed under Section 7.09 shall execute, acknowledge and deliver to the Company and to its predecessor trustee with respect to any or all applicable series an instrument accepting such

53 Exhibit 4.2.15.1

appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all the rights, powers and trusts with respect to such series of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to Section 7.06.
In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the predecessor Trustee and each successor Trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any ·of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.
No successor Trustee with respect to any series of Securities shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall with respect to such series be qualified under Section 7.07 and eligible under Section 7.08.
Upon acceptance of appointment by a successor Trustee with respect to the Securities of any series, the

54 Exhibit 4.2.15.1

Company shall mail notice of the succession of such Trustee hereunder to the holders of Securities of such series at their last addresses as they shall appear on the Security Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.
Section 7.11    Merger, Conversion or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such successor trustee shall be eligible under the provisions of Section 7.08 hereof and that, if such successor trustee shall not be qualified under the provisions of Section 7.07 hereof, such successor trustee shall, within 90 days after becoming such successor trustee, either become qualified under the provisions of said Section 7.07 or resign in the manner and with the effect specified in Section 7.09 hereof.

Section 7.12    Preferential Collection of Claims Against Company. (a) Subject to paragraph (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within 4 months prior to a default, as defined in paragraph (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the holders of the Securities, and the holders of other indenture securities (as defined in paragraph (c) of this Section):

(1)an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such 4 months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in subparagraph (a) (2) of this Section, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

55 Exhibit 4.2.15.1

(2)all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such 4 months' period, or an amount equal to the proceeds of any such property, if disposed of subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:
(A)to retain for its own account (i) payments made on account of any such claim by any person (other than the Company) who is liable thereon, (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities, or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable state law;

(B)to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such 4 months' period;

(C)to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such 4 months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in paragraph (c) of this Section, would occur within 4 months; or

(D)to receive payment on any claim referred to in clause (B) or (C), against the release of any property held as security for such claim as provided in such clause (B) or (C), as the case may be, to the extent of the fair value of such property.

For the purposes of clauses (B), (C), and (D), property substituted after the beginning of such 4 months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the

56 Exhibit 4.2.15.1

property released, have the same status as the property released, and, to the extent that any claim referred to in any of such clauses is created in renewal of or in substitution for or for the purpose of repaying or refunding any preexisting claim of the Trustee as such creditor, such claim shall have the same status as such preexisting claim.
If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Securityholders and the holders of other indenture securities in such manner that the Trustee, the Securityholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable state law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee, the Securityholders, and the holders of other indenture securities, dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable state law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims, from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term “dividends” shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable state law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the second portion, if any, of such claim. The court in which such bankruptcy, receivership, or proceeding for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Securityholders, and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Securityholders and the holders of other indenture securities with respect to their respective

57 Exhibit 4.2.15.1

claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.
Any Trustee who has resigned or been removed after the beginning of such 4 months' period shall be subject to this paragraph (a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such 4 months' period, it shall be subject to this paragraph (a) if and only if the following conditions exist:
(i)the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such 4 months' period; and

(ii)such receipt of property or reduction of claim occurred within 4 months after such resignation or removal.

(b)    There shall be excluded from the operation of paragraph (a) of this Section a creditor relationship arising from:

(1)the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

(2)advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Securityholders at the time and in the manner provided in Section 5.04;

(3)disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

58 Exhibit 4.2.15.1

(4)an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in paragraph (c) of this Section;

(5)the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

(6)the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in paragraph (c) of this Section.

(c)    As used in this Section:

(1)The term “default” shall mean any failure to make payment in full of the principal of or premium, if any, or interest on any of the Securities or upon any other indenture securities when and as such principal, premium or interest becomes due and payable.

(2)The term “other indenture securities” shall mean securities upon which the Company is an obligor (as defined in the Trust Indenture Act of 1939) outstanding under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of paragraph (a) of this Section, and (C) under which a default exists at the time of the apportionment of the funds and property held in said special account.

(3)The term “cash transaction” shall mean any transaction in which full payment for goods or securities sold is made within 7 days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

(4)The term “self-liquidating paper” shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession

59 Exhibit 4.2.15.1

of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.
(5)The term “Company” shall mean any obligor upon the Securities.

Article Eight.
Concerning the Securityholders

Section 8.01    Evidence of Action Taken by Securityholders. Whenever in this Indenture it is provided that the holders of a specified percentage or a majority in aggregate principal amount of the Securities or of any series of Securities may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage or majority have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Securities voting in favor thereof at any meeting of Securityholders duly called and held in accordance with the provisions of Article Nine, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Securityholders.

Section 8.02    Proof of Execution of Instruments and of Holding of Securities. Subject the provisions of Sections 7.01, 7.02 and 9.05, proof of the execution of any instrument by a Securityholder or his agent or proxy and proof of the holding by any person of any of the Securities shall be sufficient if made in the following manner:

The fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public or other officer authorized to take acknowledgements of deeds to be recorded in any State within the United States, that the person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any

60 Exhibit 4.2.15.1

such notary or other such officer. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument may also be proved in any other manner which the Trustee may deem sufficient.
The ownership of Securities may be proved by the Security Register or by a certificate of the Security registrar.
The Trustee may require such additional proof, if any, of any matter referred to in this Section as it shall deem necessary.
The record of any Securityholders’ meeting shall be proved as provided in Section 9.06.
Section 8.03    Registered Holders of Securities May Be Treated As Owners. The Company, the Trustee, any paying agent, and any Security registrar may deem and treat the person whose name any Security shall be registered upon the Security Register as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Security registrar) for the purpose of receiving payment thereof or on account thereof and of interest thereon as herein provided and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security registrar shall be affected by any notice to the contrary. All such payments so made to any such registered holder for the time being, or upon his order, shall be valid, and to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

Section 8.04    Securities Owned by Company Deemed Not Outstanding. In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purposes of determining whether the Trustee shall be protected in relying on any such

61 Exhibit 4.2.15.1

direction, consent or waiver, only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purpose of this Section, if the pledgee shall establish to the satisfaction of the Trustee that the pledgee has the right to vote such Securities and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. Subject to the provisions of Section 7.01, in case of a dispute as to such right, any decision by the Trustee, taken upon the advice of counsel, shall be full protection to the Trustee.
Section 8.05    Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities or of any series of Securities specified in this Indenture in connection with such action, any holder of a Security the serial number of which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange therefor or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange therefor or in place thereof. Any action taken by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Securities.

Article Nine.
Securityholders’ Meetings

Section 9.01    Purposes for Which Securityholders’ Meetings May Be Called. A meeting of Securityholders may be called at any time and from time to time pursuant to this Article for any of the following purposes:

62 Exhibit 4.2.15.1

(1)to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to waive or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to Article Six:

(2)to remove the Trustee and appoint a successor trustee pursuant to Article Seven;

(3)to consent to the execution of an indenture or indentures supplemental hereto pursuant to Section 10.02; or

(4)to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Securities under any other provision of this Indenture or under applicable law.

Section 9.02    Call of Meetings by Trustee. The Trustee may at any time call a meeting of Securityholders of any series to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of Securityholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed by the Trustee, first-class postage prepaid, not less than 20 nor more than 180 days prior to the date fixed for the meeting, to the holders of Securities of such series at their last addresses as they shall appear upon the Security Register.

Section 9.03    Company and Securityholders May Call Meeting. In case the Company, pursuant to a resolution of its Board of Trustees, or the holders of at least 10% in aggregate principal amount of the Securities of any series than outstanding, shall have requested the Trustee to call a meeting of Securityholders of such series, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the mailing of the notice of such meeting within 20 days after receipt of such request, then the Company or the holders of such Securities in the amount above specified may determine the time and the place in said Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 9.01, by mailing notice thereof as provided in Section 9.02.

63 Exhibit 4.2.15.1

Section 9.04    Persons Entitled to Vote at Meeting. To be entitled to vote at any meeting of Securityholders of a series a person shall be (a) a registered holder of one or more Securities of such series or (b) a person appointed by an instrument in writing as proxy for the holder or holders of such Securities by a registered holder of one or more such Securities. The only persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 9.05    Determination of Voting Rights; Conduct and Adjournment of Meeting. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 8.02 or other proof. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 8.02 and the appointment of any proxy shall be proved in the manner specified in said Section 8.02 or by having the signature of the person executing the proxy witnessed or guaranteed by any bank, banker, trust company or firm satisfactory to the Trustee.

The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 9.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Securities represented at the meeting and entitled to vote.
Subject to the provisions of Section 8.04, at any meeting each Securityholder of a series of proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series held or represented by him (in the

64 Exhibit 4.2.15.1

case of Original Issue Discount Securities, such principal amount is the amount that would be due and payable upon the acceleration of the maturity thereof pursuant to Section 6.01) provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities of such series held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Securityholders of such series. Any meeting of Securityholders duly called pursuant to Section 9.02 or 9.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.
At any meeting, the presence of persons holding or representing Securities in an aggregate principal amount sufficient to take action upon the business for the transaction of which such meeting was called shall be necessary to constitute a quorum; but, if less than a quorum be present, the persons holding or representing a majority of the Securities represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present.
Section 9.06    Counting Vote and Recording Action of Meeting. The vote upon any resolution submitted to any meeting of Securityholders of a series shall be by written ballots on which shall be subscribed the signatures of the holders of Securities of such series or of their representatives by proxy and the serial number or numbers of the Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Sections 9.02 or 9.03. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the

65 Exhibit 4.2.15.1

other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.
Any record so signed and verified shall be conclusive evidence of the matters therein stated.
Article Ten.
Supplemental Indentures

Section 10.01    Supplemental Indentures Without Consent of Securityholders. The Company, when authorized by a resolution of its Board of Trustees, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as it shall be in force at the date of execution of such indenture or indentures) for one or more of the following purposes:

(a)to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the Successor of the covenants, agreements and obligations of the Company pursuant to Article Eleven;

(b)to add to the covenants and agreements of the Company such further covenants, agreements, restrictions or conditions for the protection of the holders of the Securities of all or any series as its Board of Trustees and the Trustee shall consider to be for the protection of the holders of Securities of such series (and if such covenants, agreements, restrictions or conditions are to be for the benefit of less than all series of Securities, stating that such covenants, agreements, restrictions or conditions are expressly being included for the benefit of such series), and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, agreements, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, agreement, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an

66 Exhibit 4.2.15.1

immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the holders of Securities to waive such default;
(c)to add, delete or modify any Events of Default with respect to all or any series of the Securities, the form and terms of which are being established pursuant to such supplemental indenture as permitted in Sections 2.01, 2.02 and 2.03 (and, if any such event of default is applicable to fewer than all such series of the Securities, specifying the series to which such event of default is applicable), and to specify the rights and remedies of the Trustee and the holders of such Securities in connection therewith;

(d)to prohibit the authentication and delivery of additional series of Securities, to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provisions contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture as shall not be inconsistent with the provisions of this Indenture or any supplemental indenture and shall not adversely affect the interests of the holders of the Securities;

(e)to establish the form and terms of the Securities of any series as permitted in Sections 2.01, 2.02 and 2.03, or to authorize the issuance of additional Securities of a series previously authorized or to add to the conditions, limitations or restrictions on the authorized amount, terms or purposes of issue, authentication or delivery of the Securities of any series, as herein set forth, or other conditions, limitations or restrictions thereafter to be observed; and

(f)to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 7.10.

67 Exhibit 4.2.15.1

The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.
Any supplemental indenture authorized by the provisions of this Section shall be executed by the Company and the Trustee and shall not require the consent of the holders of any of the Securities at the time outstanding, notwithstanding Section 10.02.
Section 10.02    Supplemental Indentures With Consent of Securityholders. With the consent (evidenced as provided in Section 8.01) of the holders of not less than a majority in aggregate principal amount of the Securities of any series at the time outstanding, the Company, when authorized by a resolution of its Board of Trustees, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as it shall be in force at the date of execution of such indenture or indentures) for the purpose, with respect to Securities of such series, of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Securities of such series; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity, or the earlier optional date of maturity, if any, of any Security, or reduce the principal amount thereof or the premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or make the principal thereof or premium, if any, or interest thereon payable in any coin or currency other than that provided in such Security without the consent of the holder of each Security so affected, or (ii) reduce the principal amount of Securities of any series, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Securities of such series then outstanding.

Upon the request of the Company, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such

68 Exhibit 4.2.15.1

supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture.
A supplemental indenture which changes or eliminates any provision of this Indenture or of any series of Securities which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of holders of Securities of such series with respect to such provision, shall be deemed not to affect the rights under this Indenture of the holders of Securities of any other series.
It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.
Promptly after the execution by the Company and the Trustee of any supplemental indenture under this Section, the Company shall mail a notice, setting forth in general terms the substance of such supplemental indenture, to the holders of Securities at their last addresses as they shall appear on the Security Register. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.
Section 10.03    Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this Article, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 10.04    Notation on Securities in Respect of Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article or after any action taken at a Securityholders' meeting pursuant to the provisions of Article Nine may, and if required by the

69 Exhibit 4.2.15.1

Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture or as to any such action. If the Company and the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Company and the Trustee, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities of such series then outstanding.
Section 10.05    Opinion of Counsel to Be Given Trustee. The Trustee, subject to Sections 7.01 and 7.02, may receive an Opinion of Counsel as conclusive evidence that any such supplemental indenture is authorized by the terms of this Indenture and that it is proper for the Trustee under the provisions of this Article to join in the execution thereof.

Article Eleven.
Consolidation, Merge and Sale

Section 11.01    Company May Consolidate or Merge, etc. Subject to the provisions of Section 11.02, nothing contained in this Indenture shall prevent any consolidation of the Company with or the merger of the Company into any other corporation, or any merger of any other corporation into the Company, or successive consolidations or mergers to which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, transfer or lease of the properties of the Company as an entirety or substantially as an entirety to any other corporation lawfully entitled to acquire the same.

Section 11.02    Conditions to Consolidation or Merger, etc. The Company covenants and agrees that it will not consolidate with or merge into any other corporation, or sell, transfer or lease its properties as an entirety or substantially as an entirety to any person unless, and the Company covenants and agrees that any such consolidation, merger, sale, transfer or lease shall be upon the conditions that (i) the successor corporation formed by or surviving any such consolidation or merger or the person to which such sale, transfer or lease shall have been made (“the Successor") shall be a corporation organized and existing under the laws of the United States of America or a state thereof, (ii) the due and punctual payment of the principal of and premium, if any, and interest on the Securities

70 Exhibit 4.2.15.1

according to their tenor, and the due and punctual performance and observance of all the terms, covenants and conditions of this Indenture, the Securities and all indentures supplemental hereto to be performed or observed by the Company shall, by an indenture supplemental hereto, executed and delivered to the Trustee, be expressly assumed by the Successor, as fully and effectually as if such Successor had been an original party hereto, and (iii) immediately after such merger, consolidation, sale, transfer or lease, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing.
The Successor, upon executing such indenture supplemental hereto, in form satisfactory to the Trustee, shall succeed to and be substituted for the Company with the same effect as if it had been an original party hereto, thus relieving the Company of all liabilities hereunder and under the Securities, and the Successor shall possess and from time to time may exercise each and every power hereunder of the Company, and may execute and deliver Securities hereunder, either in the name of the Company or the Successor, and any act or proceeding required by this Indenture to be done or performed by any board or officer of the Company may be done or performed with like force and effect by the like board or officer of the Successor.
Section 11.03    Documents and Opinion to Be Furnished to the Trustee. The Company covenants and agrees that if it shall consolidate with or merge into any other corporation or if it shall sell, transfer or lease its properties, as an entirety or substantially as an entirety, the Company will promptly furnish to the Trustee:
(1)A certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Successor stating that the covenants of the Company contained in Section 11.02 have been complied with;

(2)An executed counterpart of any instrument or instruments executed by the Company or the Successor in the performance of such covenants; and

(3)An Opinion of Counsel stating that in the opinion of such counsel such ·covenants have been complied with and that any instrument or instruments executed by the Company or the Successor in the performance of such covenants comply with the requirements of such covenants.

71 Exhibit 4.2.15.1

Each certificate, instrument and opinion furnished to the Trustee pursuant to the provisions of this Section shall conform to the requirements of Section 14.06.
Subject to the provisions of Sections 7.01 and 7.02, the Trustee may receive an Opinion of Counsel conforming to the requirements of Section 14.06 as conclusive evidence that any such consolidation, merger, sale, transfer or lease, any such assumption and any such supplemental indenture or other instrument or instruments comply with the provisions of this Article.
Article Twelve.
Satisfaction and Discharge of Indenture;
Defeasance; Unclaimed Moneys

Section 12.01    Satisfaction and Discharge of Indenture. If (a) the Company shall deliver to the Trustee for cancellation all outstanding Securities, or (b) all outstanding Securities not delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption and the Company shall deposit with the Trustee as trust funds the entire amount sufficient to pay at maturity or upon redemption all such Securities not delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to such date of maturity or redemption, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect, and the Trustee, on demand of the Company and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture. The Company agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee without negligence or bad faith in connection with this Indenture or the Securities.

Section 12.02    Defeasance. Provided that the same has been duly authorized with respect to Securities of a particular series pursuant to Section 2.03(1), if, at any time after the date hereof, the Company shall deposit with the Trustee, in trust for the benefit of the holders thereof, (i) funds sufficient to pay, or (ii) such amount of

72 Exhibit 4.2.15.1

direct noncallable obligations of, or noncallable obligations the payment of principal of and interest on which is fully guaranteed by, the United States of America, or to the payment of which obligations or guarantees the full faith and credit of the United States of America is pledged, as will, or will together with the income thereon without consideration of any reinvestment thereof, be sufficient to pay all sums due for principal of, premium, if any, and interest on the Securities of such series, as they shall become due from time to time, and shall pay all costs, charges and expenses incurred or to be incurred by the Trustee in relation thereto or in carrying out the provisions of this Indenture, this Indenture shall cease to be of further effect with respect to Securities of such series (except as to (i) rights of registration of transfer, substitution and exchange of Securities of such series, (ii) rights of holders to receive payments of, principal of, premium, if any, and interest on the Securities of such series as they shall become due from time to time and other rights, duties and obligations of Securityholders as beneficiaries hereof with respect to the amounts so deposited with the Trustee, and (iii) the rights, obligations and immunities of the Trustee hereunder (for which purposes the Securities of such series shall be deemed outstanding)), and the Trustee, on the written request of the Company, accompanied by the Officers' Certificate and Opinion of Counsel required by Section 14.06, shall execute and deliver to the Company such instruments as shall be requisite to evidence the satisfaction thereof with respect to Securities of such series.
Section 12.03    Application by Trustee of Funds Deposited for Payment of Securities. All moneys deposited with the Trustee pursuant to Sections 12.01 and 12.02, or received by the Trustee in respect of obligations deposited with the Trustee pursuant to Section 12.02 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company acting as its own paying agent), to the holders of the particular Securities, for the payment of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest.

Section 12.04    Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture all moneys then held by any paying agent, other than the Trustee, under this Indenture shall, upon and in accordance with demand of the Company, be paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

73 Exhibit 4.2.15.1

Section 12.05    Return of Unclaimed Moneys. Any moneys deposited with the Trustee or any paying agent not applied but remaining unclaimed by the holders of Securities for 2 years after the date upon which the principal of and premium, if any, or interest on such Securities shall have become due and payable shall be repaid to the Company by the Trustee or such agent on written demand; and the holder of any of the Securities entitled to receive such payment shall thereafter look only to the Company for the payment thereof and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease.

Article Thirteen.
Immunity of Incorporators, Stockholders,
Officers and Directors

Section 13.01    Personal Immunity from Liability of Incorporators, Stockholders, etc. No recourse under or upon any obligation, covenant or agreement of this Indenture or any indenture supplemental hereto, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator or against any past, present or future stockholder, officer or member of the Board of Trustees, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability and any and all such claims being hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

Article Fourteen.
Miscellaneous Provisions

Section 14.01    Successors. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Company shall bind its successors and assigns, whether so expressed or not.

Section 14.02    Benefits of Indenture Restricted to Parties and Securityholders. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be

74 Exhibit 4.2.15.1

construed to give to any person, other than the Company, the Trustee and the Securityholders, any legal or equitable right, remedy or claim under or in respect of this Indenture.
Section 14.03    Payments Due on Sundays and Holidays. In any case where the date of maturity of principal of or interest on any Securities or the date fixed for redemption of any Securities shall be a Sunday or legal holiday or a day on which banking institutions in the City of New York are authorized by law to close, then payment of interest or principal and premium, if any, may be made on the next succeeding business day with the same force and effect as if made on the date of maturity or the date fixed for redemption and no interest shall accrue for the period after such date.

Section 14.04    Notices and Demands on Company and Trustee. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities on the Company shall be in writing and shall be deemed to have been sufficiently given or served, for all purposes, if given or served at, or sent by registered mail to, the principal office of the Company (until another address is filed in writing by the Company with the Trustee). Any notice, direction, request or demand by any Securityholder to or upon the Trustee shall be in writing and shall be deemed to have been sufficiently given or made, for all purposes, if given or made at, or sent by registered mail to, the office of the Trustee located at One New York Plaza, New York, New York 10081, Attention: Corporate Trust Administration Division, or at any other address previously furnished in writing to the Company by the Trustee. Any notice required or permitted to be mailed to a Securityholder by the Company or the Trustee pursuant to the provisions of this Indenture shall be in writing and shall be deemed to be properly mailed by being deposited, first class mail postage prepaid, in a post office letter box in the United States addressed to such Securityholder at the address of such holder as shown on the Security Register.

Section 14.05    Law of New York to Govern. This Indenture and each Security shall be deemed to be a contract made under the law of the State of New York, and for all purposes shall be construed in accordance with the law of said State.

75 Exhibit 4.2.15.1

Section 14.06    Officers’ Certificates and Opinions of Counsel; Statements to be Contained Therein. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relative to such particular application or demand, no additional certificate or opinion need be furnished.

Each certificate or opinion provided for in this Indenture, and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture, shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition and the definitions herein relating thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.
Section 14.07    Conflict of any Provision of Indenture with Trust Indenture Act of 1939. If and to the extent that any provision of this Indenture (or any provision of the terms of a series of Securities) limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, such required provision shall control.

Section 14.08    Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

Section 14.09    Severability. If any provision of this Indenture shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any

76 Exhibit 4.2.15.1

particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatever.
IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.
CONSOLIDATED EDISON COMPANY
OF NEW YORK, INC.

By: Raymond J. McCann
Executive Vice President and
Chief Financial Officer

[CORPORATE SEAL]
ATTEST:

Peter A. Irwin
Assistant Secretary

THE CHASE MANAHTTAN BANK
(National Association), Trustee

By:    Ann L. Edmonds
Vice President

[CORPORATE SEAL]
ATTEST:

Kathleen Perry
Assistant Secretary

77 Exhibit 4.2.15.1

STATE OF NEW YORK,:
COUNTY OF NEW YORK,:         ss.:

On the 5th day of December, 1990 before me personally came RAYMOND J. McCANN, to me known, who, being by me duly sworn, did depose and say that he is Executive Vice President and Chief Financial Officer of CONSOLIDATED EDISON COMPANY OF NEW YORK, INC., one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Trustees of said corporation; and that he signed his name thereto by like authority.

[NOTARY SEAL]

Elizabeth B. Leslie
NOTARY PUBLIC

STATE OF NEW YORK,:
COUNTY OF NEW YORK,:         ss.:

On the 5th day of December, 1990 before me personally came Ann L. Edmonds to me known, who being by me duly sworn, did depose and say that she is a Vice President of THE CHASE MANHATTAN BANK (Nationa1 Association), one of the corporations described in and which executed the above instrument; that she knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that she signed her name thereto by like authority.

[NOTARY SEAL]

Della K. Benjamin
NOTARY PUBLIC